UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2020

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting (the “Annual Meeting”) of the shareholders of Avangrid, Inc. (the “Corporation”) was held on June 22, 2020. The record date for the Annual Meeting was April 24, 2020, and as of the record date the Corporation had 309,491,082 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 303,343,970 shares of common stock were represented in person or by proxy.

The final results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

Proposal 1 — Election of Directors. Each of the director nominees was elected to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified, by the votes set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Ignacio S. Galán	277,789,772	18,988,399	0	6,565,799
John Baldacci	278,514,117	18,264,054	0	6,565,799
Daniel Alcain López	278,327,613	18,450,558	0	6,565,799
Pedro Azagra Blázquez	278,311,005	18,467,166	0	6,565,799
Robert Duffy	295,621,858	1,156,313	0	6,565,799
Teresa Herbert	295,647,049	1,131,122	0	6,565,799
Patricia Jacobs	294,743,538	2,034,633	0	6,565,799
John Lahey	293,274,996	3,503,175	0	6,565,799
José Ángel Marra Rodríquez	278,320,467	18,457,704	0	6,565,799
Santiago Martinez Garrido	278,313,130	18,465,041	0	6,565,799
José Sáinz Armada	277,283,381	19,494,790	0	6,565,799
Alan Solomont	295,626,018	1,152,153	0	6,565,799
Elizabeth Timm	295,646,975	1,131,196	0	6,565,799

Proposal 2 — Ratification of Independent Auditors. The selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was ratified, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
303,035,419	99,578	208,973	0

Proposal 3 — Advisory Vote on Executive Compensation. The compensation of the Corporation’s named executive officers was approved, on a non-binding, advisory basis, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
294,329,790	2,060,376	388,005	6,565,799

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Secretary

Dated: June 22, 2020

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